STRIVE U.S. SEMICONDUCTOR ETF
SCHEDULE OF INVESTMENTS
October 31, 2024 (Unaudited)

COMMON STOCKS - 99.4%	Shares	Value
Application Software - 6.3%
Cadence Design Systems, Inc. (a)	8,622	$2,380,707
Synopsys, Inc. (a)	4,844	2,487,927
		4,868,634

Electrical Components & Equipment - 0.2%
Sensata Technologies Holding PLC	4,745	162,943

Electronic Equipment & Instruments - 1.1%
Keysight Technologies, Inc. (a)	5,499	819,406

Electronic Manufacturing Services - 1.9%
TE Connectivity PLC	9,627	1,419,212

Semiconductor Materials & Equipment - 22.8%
Applied Materials, Inc.	17,783	3,229,037
ASML Holding NV	10,582	7,116,924
Entegris, Inc.	4,770	499,467
KLA Corp.	4,259	2,837,474
Lam Research Corp.	41,388	3,077,198
MKS Instruments, Inc.	2,125	211,076
Teradyne, Inc.	5,158	547,831
		17,519,007

Semiconductors - 66.7%(b)
Advanced Micro Devices, Inc. (a)	43,552	6,274,537
Analog Devices, Inc.	15,644	3,490,333
ARM Holdings PLC - ADR (a)(c)	3,972	561,244
Broadcom, Inc.	22,431	3,808,111
Intel Corp.	124,201	2,672,805
Lattice Semiconductor Corp. (a)	4,325	219,104
Marvell Technology, Inc.	27,357	2,191,569
Microchip Technology, Inc.	16,676	1,223,518
Micron Technology, Inc.	34,328	3,420,785
Monolithic Power Systems, Inc.	1,492	1,132,876
Nvidia Corp.	142,944	18,977,245
ON Semiconductor Corp. (a)	13,531	953,800
Qualcomm, Inc.	11,779	1,917,268
Rambus, Inc. (a)	3,378	161,536
STMicroelectronics NV	20,347	552,218
Texas Instruments, Inc.	17,947	3,646,113
Tower Semiconductor Ltd. (a)	3,520	147,699
		51,350,761

STRIVE U.S. SEMICONDUCTOR ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2024 (Unaudited)

COMMON STOCKS - 99.4% (CONTINUED)	Shares	Value
Specialty Chemicals - 0.4%
DuPont de Nemours, Inc.	3,920	$325,321
TOTAL COMMON STOCKS (Cost $73,850,407)		76,465,284

SHORT-TERM INVESTMENTS - 1.4%
Investments Purchased with Proceeds from Securities Lending - 0.8%
First American Government Obligations Fund - Class X, 4.78% (d)	594,248	594,247

Money Market Funds - 0.6%
First American Government Obligations Fund - Class X, 4.82% (d)	496,789	496,789
TOTAL SHORT-TERM INVESTMENTS (Cost $1,091,036)		1,091,036

TOTAL INVESTMENTS - 100.8% (Cost $74,941,443)		$77,556,320
Liabilities in Excess of Other Assets - (0.8%)		(581,415)
TOTAL NET ASSETS - 100.0%		$76,974,905

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
NV - Naamloze Vennootschap
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	All or a portion of this security is on loan as of October 31, 2024. The total market value of these securities was $533,125 which represented 0.7% of net assets.
(d)	The rate shown represents the 7-day annualized effective yield as of October 31, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

STRIVE U.S. SEMICONDUCTOR ETF

Summary of Fair Value Disclosure as of October 31, 2024 (Unaudited)

Strive U.S. Semiconductor ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of October 31, 2024:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Common Stocks	$76,465,284	$—	$—	$76,465,284
Investments Purchased with Proceeds from Securities Lending	594,247	—	—	594,247
Money Market Funds	496,789	—	—	496,789
Total Investments in Securities	$77,556,320	$—	$—	$77,556,320
Refer to the Schedule of Investments for additional information.
During the fiscal period ended October 31, 2024, the Strive U.S. Semiconductor ETF did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.